Exhibit 1(vii) under Form N-1A
                                             Exhibit 3(i) under Item 601/Reg.S-K

                               THE WACHOVIA FUNDS

                                Amendment No. 13
                                     to the
                    AMENDED AND RESTATED DECLARATION OF TRUST
                             dated February 24, 1992


    Effective March 7, 1998:

    Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

    "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                             Wachovia Balanced Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                         Wachovia Emerging Markets Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                              Wachovia Equity Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                           Wachovia Equity Index Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                           Wachovia Fixed Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                          Wachovia Growth & Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares

                     Wachovia Intermediate Fixed Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                           Wachovia Money Market Fund
                              Institutional Shares
                                Investment Shares
                       Wachovia Prime Cash Management Fund
                              Institutional Shares
                        Wachovia Quantitative Equity Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                      Wachovia Short-Term Fixed Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                          Wachovia Special Values Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                       Wachovia Tax-Free Money Market Fund
                              Institutional Shares
                                Investment Shares
                    Wachovia U.S. Treasury Money Market Fund
                              Institutional Shares
                               Investment Shares"

    The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 4th day of March, 1998.

    WITNESS the due execution hereof this 4th day of March, 1998.


/s/ James A. Hanley                 /s/ Samuel E. Hudgins
James A. Hanley                     Samuel E. Hudgins

/s/ J. Berkley Ingram, Jr.          /s/ D. Dean Kaylor
J. Berkley Ingram, Jr.              D. Dean Kaylor

/s/ Charles S. Way, Jr.
Charles S. Way, Jr.